SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2004

INTERSTATE BAKERIES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-11165	43-1470322
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

12 East Armour Boulevard, Kansas City, Missouri		64111
(Address of principal executive offices)		(Zip Code)

(816) 502-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05. Costs Associated with Exit or Disposal Activities

On July 29, 2004, Interstate Bakeries Corporation (the “Company”) committed to a plan to close its Monroe, Louisiana bread bakery effective September 17, 2004. The Company is in the process of consolidating operations in order to obtain production efficiencies and more effectively allocate its production capacity. The Company determined that the Monroe bakery’s production capacity could be effectively shifted to its Alexandria, Louisiana and Memphis, Tennessee bakeries. The closing of the facility will affect approximately 50 employees. The Company’s preliminary estimate of charges to be incurred in connection with closure is approximately $1,100,000 to $1,500,000, including approximately $200,000 to $300,000 of severance charges, approximately $400,000 to $550,000 of charges relating to clean-up of the facility, approximately $150,000 to $250,000 of asset impairment charges, and approximately $350,000 to $400,000 in other charges. The Company further estimates that approximately $950,000 to $1,250,000 of such charges will result in future cash expenditures.

On August 11, 2004, the Company committed to a plan to close its Buffalo, New York bread, roll and donut bakery effective October 23, 2004. The Company is in the process of consolidating operations in order to obtain production efficiencies and more effectively allocate its production capacity. After the loss of a significant private label account at the bakery, the Company determined that the Buffalo bakery’s production capacity could be effectively shifted to its Jamaica, New York, Biddeford, Maine, Philadelphia, Pennsylvania, and Akron, Ohio bakeries. The closing of the facility will affect approximately 200 employees. The Company’s preliminary estimate of charges to be incurred in connection with closure is approximately $6,600,000 to $8,100,000, including approximately $1,700,000 to $2,100,000 of severance charges, approximately $1,300,000 to $1,600,000 of charges relating to clean-up of the facility, approximately $2,900,000 to $3,500,000 of asset impairment charges, and approximately $700,000 to $900,000 in other charges. The Company further estimates that approximately $3,700,000 to $4,600,000 of such charges will result in future cash expenditures.

A copy of the press release related to the closure of the Monroe, Louisiana and Buffalo, New York bakeries is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.	Description
Exhibit 99.1	Interstate Bakeries Corporation press release dated August 23, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERSTATE BAKERIES CORPORATION
Date: August 23, 2004	By:	/s/ JAMES R. ELSESSER
James R. Elsesser
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Interstate Bakeries Corporation press release dated August 23, 2004.